Exhibit 99.1

Q2 Holdings, Inc. Announces Third Quarter 2015 Financial Results

Total third quarter revenue of $28 million, up 33 percent year-over-year

AUSTIN, Texas (Nov 5, 2015) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its third quarter ending September 30, 2015.

Third Quarter 2015 Results

•	Revenue for the third quarter of $28 million, up 33 percent year-over-year and up 7 percent sequentially.

•	Non-GAAP gross margin for the third quarter of 47.7 percent, up from 42.9 percent one year ago. GAAP gross margin for the third quarter of 46.0 percent, up from 42.1 percent one year ago.

•
Adjusted EBITDA for the third quarter of negative $2.2 million, an improvement from negative $2.3 million one year ago and slight decrease from negative $2.0 million in the second quarter. GAAP Net Loss of $7.0 million for the period.

“The third quarter saw the organization executing on all fronts,” said Matt Flake, president and CEO of Q2 Holdings. "We added three new Tier 1 customers, and I’m particularly pleased with the geographic expansion of our Tier 1 success into the Northeast. We are also making great progress in integrating Centrix, which we acquired early in the quarter. Employees and customers alike have reacted positively to the acquisition, and we’ve already begun to see our sales efforts pay off as our combined customer pipeline continues to grow.”

Third Quarter 2015 Highlights

•	Signed three Tier 1 financial institutions: a leading bank and a Top 25 Credit Union, both in the Northeast United States, and a $15 billion bank in the Western United States.

•	Exited the third quarter with over 6 million registered users, up 46 percent year-over-year and up 6 percent sequentially.

•	Completed the acquisition of Centrix, which contributed to our expanding customer base and increased demand for our products.

Financial Outlook

Q2 is providing guidance for its fourth quarter 2015 as follows:

•	Total revenue of $29.6 million to $30 million, which would represent year-over-year growth of 34 percent to 35 percent.

•	Adjusted EBITDA of negative $1.8 million to negative $2.2 million.

Q2 is providing guidance for the full-year 2015 as follows:

•	Total revenue of $108.1 million to $108.5 million, which would represent year-over-year growth of 37 percent.

•	Adjusted EBITDA of negative $8.0 million to negative $8.4 million.

Conference Call Details

Date:	November 5, 2015
Time:	5:00 p.m. EST
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	US toll free: 1-877-201-0168
International: 1-647-788-4901
Conference ID:	58331785

Parties interested should join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 Holdings, Inc. (Q2) is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.
Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, depreciation and amortization, stock-based compensation, acquisition related costs, and taxes. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation and amortization of acquired technology. These non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.

Forward-looking Statements
This press release contains forward-looking statements, including statements about Q2’s Centrix acquisition and integration, sales pipeline and quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s and Centrix’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (e) errors, interruptions or delays in Q2’s service or Web hosting; (f) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure; (g) technological and regulatory developments; (h) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers and governmental authorities; (j) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations; (k) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (l) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (m) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (n) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; and (o) litigation related to intellectual property and other matters and any related claims, negotiations and settlements.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$75,169	$67,979
Restricted cash	1,315	829
Investments	44,720	20,956
Accounts receivable, net	8,986	5,007
Prepaid expenses and other current assets	2,412	2,695
Deferred solution and other costs, current portion	6,077	5,060
Deferred implementation costs, current portion	2,378	1,996
Total current assets	141,057	104,522
Property and equipment, net	21,426	18,521
Deferred solution and other costs, net of current portion	9,480	7,159
Deferred implementation costs, net of current portion	5,753	5,378
Intangible assets, net	11,267	—
Goodwill	8,776	—
Other long-term assets	956	1,226
Total assets	$198,715	$136,806

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$16,908	$15,190
Deferred revenues, current portion	22,114	17,289
Capital lease obligations, current portion	253	408
Total current liabilities	39,275	32,887
Deferred revenues, net of current portion	27,795	19,436
Capital lease obligations, net of current portion	—	167
Deferred rent, net of current portion	7,578	4,694
Other long-term liabilities	686	682
Total liabilities	75,334	57,866
Stockholders' equity:
Common stock	4	3
Treasury stock	(41)	(20)
Additional paid-in capital	204,452	143,337
Accumulated other comprehensive loss	(25)	(14)
Accumulated deficit	(81,009)	(64,366)
Total stockholders' equity	123,381	78,940
Total liabilities and stockholders' equity	$198,715	$136,806

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$28,018	$20,989	$78,459	$56,981
Cost of revenues (1) (2)	15,135	12,143	42,545	33,185
Gross profit	12,883	8,846	35,914	23,796

Operating expenses:
Sales and marketing (1)	6,660	5,642	19,841	17,183
Research and development (1)	5,979	3,155	14,927	8,678
General and administrative (1)	5,961	4,574	16,430	12,350
Acquisition related expenses	1,006	—	1,006	—
Amortization of acquired intangibles	227	—	227	—
Total operating expenses	19,833	13,371	52,431	38,211
Loss from operations	(6,950)	(4,525)	(16,517)	(14,415)
Other income (expense), net	13	(82)	(3)	(408)
Loss before income taxes	(6,937)	(4,607)	(16,520)	(14,823)
Provision for income taxes	(79)	(18)	(123)	(51)
Net Loss	$(7,016)	$(4,625)	$(16,643)	$(14,874)
Other comprehensive loss:
Unrealized gain (loss) on available-for-sale investments	25	(20)	(11)	(20)
Comprehensive loss	$(6,991)	$(4,645)	$(16,654)	$(14,894)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.19)	$(0.14)	$(0.45)	$(0.54)
Weighted average common shares outstanding, basic and diluted	37,438	34,171	36,774	27,522

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Cost of revenues	$290	$159	$706	$432
Sales and marketing	399	189	1,035	543
Research and development	302	131	681	360
General and administrative	920	622	2,450	1,752
Total stock-based compensation expenses	$1,911	$1,101	$4,872	$3,087

(2)	Includes amortization of acquired technology of $197 and $0 for each of the three and nine months ended September 30, 2015 and 2014, respectively.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2015	2014
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(16,643)	$(14,874)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred implementation, solution and other costs	3,750	3,198
Depreciation and amortization	4,429	3,122
Amortization of debt issuance costs	72	72
Amortization of premiums on investments	225	24
Stock-based compensation expenses	4,872	3,087
Other non-cash charges	37	51
Changes in operating assets and liabilities	3,636	1,062
Net cash provided by (used in) operating activities	378	(4,258)
Cash flows from investing activities:
Net purchases of investments	(24,000)	(18,072)
Purchases of property and equipment	(3,570)	(3,815)
Acquisition, net of cash received	(18,583)	—
Increase in restricted cash	(486)	(713)
Cash used in investing activities	(46,639)	(22,600)
Cash flows from financing activities:
Proceeds and payments on line of credit, capital leases, and financing obligations, net	(3,197)	(6,816)
Proceeds from issuance of common stock	56,648	87,339
Net cash provided by financing activities	53,451	80,523
Net increase in cash and cash equivalents	7,190	53,665
Cash and cash equivalents, beginning of period	67,979	18,675
Cash and cash equivalents, end of period	$75,169	$72,340

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$12,883	$8,846	$35,914	$23,796
Stock-based compensation	290	159	706	432
Amortization of acquired technology	197	—	197	—
Non-GAAP gross profit	$13,370	$9,005	$36,817	$24,228

Non-GAAP gross margin:
Non-GAAP gross profit	$13,370	$9,005	$36,817	$24,228
GAAP revenue	28,018	20,989	78,459	56,981
Non-GAAP gross margin	47.7%	42.9%	46.9%	42.5%

GAAP sales and marketing expense	$6,660	$5,642	$19,841	$17,183
Stock-based compensation	(399)	(189)	(1,035)	(543)
Non-GAAP sales and marketing expense	$6,261	$5,453	$18,806	$16,640

GAAP research and development expense	$5,979	$3,155	$14,927	$8,678
Stock-based compensation	(302)	(131)	(681)	(360)
Non-GAAP research and development expense	$5,677	$3,024	$14,246	$8,318

GAAP general and administrative expense	$5,961	$4,574	$16,430	$12,350
Stock-based compensation	(920)	(622)	(2,450)	(1,752)
Non-GAAP general and administrative expense	$5,041	$3,952	$13,980	$10,598

GAAP operating loss	$(6,950)	$(4,525)	$(16,517)	$(14,415)
Stock-based compensation	1,911	1,101	4,872	3,087
Acquisition related costs	1,006	—	1,006	—
Amortization of acquired technology	197	—	197	—
Amortization of acquired intangibles	227	—	227	—
Non-GAAP operating loss	$(3,609)	$(3,424)	$(10,215)	$(11,328)

GAAP net loss	$(7,016)	$(4,625)	$(16,643)	$(14,874)
Stock-based compensation	1,911	1,101	4,872	3,087
Acquisition related costs	1,006	—	1,006	—
Amortization of acquired technology	197	—	197	—
Amortization of acquired intangibles	227	—	227	—
Non-GAAP net loss	$(3,675)	$(3,524)	$(10,341)	$(11,787)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,675)	$(3,524)	$(10,341)	$(11,787)
Denominator:
Weighted average common shares outstanding, basic and diluted	37,438	34,171	36,774	27,522
Non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.10)	$(0.28)	$(0.43)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,675)	$(3,524)	$(10,341)	$(11,787)
Denominator:
Weighted average common shares outstanding, basic and diluted	37,438	34,171	36,774	27,522
Plus: assumed conversion of preferred stock to common stock (1)	—	—	—	4,130
Denominator for pro forma net loss per share, basic and diluted	37,438	34,171	36,774	31,652
Pro forma non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.10)	$(0.28)	$(0.37)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(7,016)	$(4,625)	$(16,643)	$(14,874)
Interest (income) expense, net	(13)	82	3	408
Depreciation and amortization	1,873	1,092	4,429	3,122
Stock-based compensation	1,911	1,101	4,872	3,087
Acquisition related costs	1,006	—	1,006	—
Provision for income taxes	79	18	123	51
Adjusted EBITDA	$(2,160)	$(2,332)	$(6,210)	$(8,206)
___________________________________________________________
(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

MEDIA CONTACT:	INVESTOR CONTACT:
Kathleen Lucente	Bob Gujavarty
Red Fan Communications	Q2 Holdings, Inc.
O: (512) 551-9253 / C: (512) 217-6352	O: (512) 439-3447
kathleen@redfancommunications.com	bobby.gujavarty@q2ebanking.com

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